SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:                         [ ]  Confidential, for Use of
  [ ]  Preliminary proxy statement                      the Commission Only
  [X]  Definitive proxy statement                       (as permitted by Rule
  [ ]  Definitive additional materials                  14a-6(e)(2)
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            GATEWAY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
     [X]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                            Ringgold, Georgia 30736
                                 (706) 965-5500



                                 March 22, 2002



Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at Gateway Bank & Trust, 5102 Alabama Highway, Ringgold, Georgia 30736, on Thursday, April 18, 2002, at 2:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

      The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2002, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.



                                Sincerely,

                                /s/ Robert G. Peck

                                Robert G. Peck
                                President and Chief Executive Officer

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2002



     The annual meeting of shareholders of Gateway Bancshares, Inc. (the "Company") will be held on Thursday, April 18, 2002, at 2:00 p.m. at Gateway Bank & Trust (the "Bank"), 5102 Alabama Highway, Ringgold, Georgia 30736 for the following purposes:

     (1)  To elect nine persons to serve as directors for a one-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 15, 2002, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                    By Order of the Board of Directors,

                                    /s/  Robert G. Peck

                                    Robert G. Peck
                                    President and Chief Executive Officer


March 22, 2002

                            GATEWAY BANCSHARES, INC.
                              5102 Alabama Highway
                             Ringgold, Georgia 30736
                                 (706) 965-5500

           ----------------------------------------------------------

                     PROXY STATEMENT FOR 2002 ANNUAL MEETING

           ----------------------------------------------------------

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Thursday, April 18, 2002, at 2:00 p.m. at the Bank, 5102 Alabama Highway, Ringgold, Georgia 30736, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on March 15, 2002 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 22, 2002.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 681,758 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect nine persons to serve as directors for a one-year term. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

      You can revoke your proxy at any time before it is voted by delivering to Robert G. Peck, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

      Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board recommends that the shareholders elect the nominees identified below as directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2001, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

DIRECTOR NOMINEES

                              DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                     SINCE    AND BUSINESS EXPERIENCE
----------------------------  --------  ----------------------------------------------------
Jack Joseph Babb (73)             1995  Real Estate Developer; Vice President, Babb Lumber Co.;
                                        President, Townsend Realty

William H. H. Clark (65)          1995  Vice President, Ringgold Mining and Manufacturing; President,
                                        J.H. Clark Farms, Inc., 1985-Present; State Representative from
                                        1996-2000; Retired Military Officer, served from 1960-1990.

Patricia Yvonne Cochran (45)      1995  Business Owner/Administrator, Gingerbread House Child Care
                                        Center, Kids Preparatory Pre-School

Jeannette Wilson Dupree (62)      1995  Licensed Insurance Agent, Office Manager for Raymond
                                        Dupree, Agent, State Farm Insurance Company, 1967-2001;
                                        Licensed Insurance Agent, Keith Michaels, Agent, State Farm
                                        Insurance Company, 2001-Present

James A. Gray, Sr. (58)           1996  Automobile Dealer, President, Carco Motor Company, Inc.

Harle B. Green(1) (55)            1995  Chairman of the Board and Chief Financial Officer of the
                                        Company and the Bank

Danny Ray Jackson (47)            2001  Automobile Dealer, President, Walter Jackson Chevrolet, Inc.
                                        since January 2001; previous Vice President, Walter Jackson
                                        Chevrolet, Inc.

Ernest Kresch (41)                1995  Podiatrist, Advanced Foot Care, 1987-2001

Robert G. Peck (2)(51)            1996  President and Chief Executive Officer of the Company and the
                                        Bank

-----------------
(1) Mr. Green has served as chairman of the board of the Company since its inception in October 1995. Mr. Green retired from full-time banking in 1991. From 1994 through 1995, Mr. Green provided banking consulting services for a bank in Chattanooga, Tennessee.

(2) Mr. Peck has served as president and chief executive officer of the Company since January 23, 1996. Prior to becoming an officer of the Company, Mr. Peck served as senior vice president of a community bank.


MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2001, the board of directors of the Company held five meetings and the board of directors of the Bank held 14 meetings. The directors of the Bank are the same as those of the Company. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's board of directors and committees of the board on which he or she serves. The board of directors of the Company does not have a nominating committee.

     The board of directors has established a compensation committee for the purpose of adminstering the Gateway Bancshares, Inc. 1999 Stock Option Plan. The compensation committee members are Jeannette Wilson Dupree, James A. Gray, Sr., and Ernest Kresch; and Harle B. Green is an ex-officio member of the compensation committee. The compensation committee held one meeting during the year ended December 31, 2001.

     The board of directors has established an audit committee, which reviews the annual report and internal audit report of the independent public accountants. The board of directors has not adopted a written audit committee charter. The audit committee members are Patricia Yvonne Cochran, James A. Gray, Sr. and Danny Ray Jackson. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. The audit committee held of the Company held one meeting and the audit committee of the Bank held three meetings during the year ended December 31, 2001.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2001 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2001 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Hazlett, Lewis & Bieter, PLLC the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2001 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2001 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 12, 2002       By:  Patricia Yvonne Cochran
                                    James A. Gray, Sr.
                                    Danny Ray Jackson

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2001, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
----------               -------------  --------------------------------------

Robert G. Peck (51)           1996      President and Chief Executive Officer of the
                                        Company and the Bank

Harle B. Green (55)           1995      Chairman of the Board and Chief Financial Officer
                                        of the Company and the Bank

Jeffrey R. Hensley (50)       1997      Senior Vice president and Assistant Secretary of
                                        the Company and the Bank

Boyd M. Steele (53)           1996      Executive Vice President and Secretary of the
                                        Company and the Bank and Chief Loan Officer of
                                        the Bank

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2001, 2000 and 1999 of our president and chief executive officer and executive vice president and secretary. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2001.

SUMMARY COMPENSATION TABLE

                                  Annual Compensation      Long-Term Compensation  Awards
                               -----------------------  -----------------------------------
                                                        Number of Securities       All
                                      Salary    Bonus        Underlying           Other
                               Year    ($)       ($)       Options Awards     Compensation(1)
                               ----  --------  -------  --------------------  ---------------

Robert G. Peck,                2001   126,280    9,136                     0            374
President and Chief Executive  2000   122,826   33,140                     0            374
Officer of the Company and     1999   109,626   25,490                20,350            374
the Bank

Boyd M. Steele,
Executive Vice President and   2001   105,968    5,541                     0            452
Secretary of the Company and   2000   104,960   20,822                     0            452
the Bank and Chief Loan        1999    97,482   21,278                18,650            452
Officer of the Bank

1 Represents amounts paid on term life insurance policies for the benefit of the named executive officer.

     The following tables set forth information at December 31, 2001, concerning stock options held by the executive officers listed in the above Summary Compensation Table. The Company did not grant any stock options to any of the executive officers listed in the above compensation table during 2001. Additionally, the listed executive officers did not exercise any options to purchase common stock of the Company during 2001. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

FISCAL 2001 YEAR-END OPTION VALUES

                    Number of Securities       Value of Unexercised
                         Underlying           In-the-Money Options at
                    Unexercised Options          December 31, 2001
Name            Exercisable  Unexercisable  Exercisable   Unexercisable
--------------  -----------  -------------  ------------  --------------
Robert G. Peck       12,210          8,140  $     12,210  $        8,140

Boyd M. Steele       11,190          7,460  $     11,190  $        7,460

     Because no public market exists for our common stock, we calculated the in-the-money value of options held by the listed executive officers at fiscal year end based on the per share sales price of our common stock as of the date as close to December 31, 2001 as possible. Based on information known to us, this sale occurred on August 20, 2001 at a sales price of $13.00 per share.

DIRECTOR COMPENSATION

     The Bank compensates each director $200 for each regular meeting of the Bank's board of directors attended. The directors are not separately compensated for their attendance at the regular meetings of the Company's board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of the Company, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 5102 Alabama Highway, Ringgold, Georgia 30736.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date.

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS  NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ---------------------------------------------------------------------

DIRECTORS:

Jack Joseph Babb             31,230       4.5  -   7,500 shares owned jointly by Mr. Babb and his spouse;
                                               -   7,500 shares held in an IRA account for Mr. Babb;
                                               -   7,500 shares owned directly by Mr. Babb's spouse as to which beneficial ownership is shared;
                                               -   600 shares held in custodian accounts by Mr. Babb's spouse as to which beneficial ownership is shared; and
                                               -   8,130 shares subject to options becoming exercisable within 60 days of the record date.

William H. H. Clark          18,630       2.7  -   10,500 shares owned directly by Ringgold Mining & Manufacturing Co., Inc.
                                                   as to which beneficial ownership is shared; and
                                               -   8,130 shares subject to options becoming exercisable within 60 days of the record date.

Patricia Yvonne Cochran      13,130       1.9  -   5,000 shares owned jointly by Ms. Cochran and her spouse; and
                                               -   8,130 shares subject to options becoming exercisable
                                                   within 60 days of the record date.

Jeannette Wilson Dupree      24,435       3.5  -   1,200 shares owned directly by Ms. Dupree;
                                               -   9,550 shares owned jointly by Ms. Dupree and her spouse;
                                               -   2,290 shares held in an IRA account for Ms. Dupree;
                                               -   3,265 shares held in an IRA account for Ms. Dupree's spouse as to which beneficial ownership is shared; and
                                               -   8,130 shares subject to options becoming exercisable within 60 days of the record date.


                                        7

                           NUMBER    PERCENT
NAME                      OF SHARES  OF CLASS  NATURE OF BENEFICIAL OWNERSHIP
------------------------  ---------  --------  ---------------------------------------------------------------------

James A. Gray, Sr.           52,080       7.5  -   43,950 shares owned jointly by Mr. Gray and his spouse; and
                                               -   8,130 shares subject to options becoming exercisable within 60 days of the record date.

Harle B. Green               25,570       3.7  -   3,300 shares owned jointly by Mr. Green and his spouse;
                                               -   12,000 shares held in an IRA account for Mr. Green;
                                               -   100 shares held by Ms. Green as custodian as to which beneficial ownership is shared; and
                                               -   10,170 shares subject to options becoming exercisable within 60 days of the record date.

Danny R. Jackson              4,760       0.7  -   1,000 shares owned directly by Mr. Jackson;
                                               -   2,000 shares owned jointly by Mr. Jackson and his spouse;
                                               -   1,485 shares held in an IRA account for Mr. Jackson;
                                               -   275 shares held in an IRA account for Mr. Jackson's spouse as to which beneficial ownership is shared.

Ernest Kresch                40,630       5.9  -   30,500 shares owned directly by Mr. Kresch;
                                               -   2,000 shares in a Simplified Employee Pension Plan for Mr. Kresch as to
                                                   which beneficial ownership is shared; and
                                               -   8,130 shares subject to options becoming exercisable within 60 days of the record date.

Robert G. Peck               17,210       2.5  -   5,000 shares held in an IRA account for Mr. Peck; and
                                               -   12,210 shares subject to options becoming exercisable
                                                   within 60 days of the record date.
EXECUTIVE OFFICERS*:

Jeffrey R. Hensley           14,930       2.2  -   3,800 shares owned jointly by Mr. Hensley and his
                                                   spouse;
                                               -   3,000 shares held in an IRA account for Mr. Hensley;
                                                   and
                                               -   8,130 shares subject to options becoming exercisable
                                                   within 60 days of the record date.

Boyd M. Steele               16,190       2.3  -   5,000 shares held in an IRA account for Mr. Steele; and
                                               -   11,190 shares subject to options becoming exercisable
                                                   within 60 days of the record date.
                           --------  --------

ALL DIRECTORS AND           258,795      33.5
EXECUTIVE OFFICERS, AS A
GROUP

-----------------
*    Mr. Green and Mr. Peck are also executive officers of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2001, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectability or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant for the fiscal year-ending December 31, 2002. Hazlett, Lewis & Beiter has served as the Company's principal accountant since April 20, 2000. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     On April 20, 2000, the Company dismissed its existing independent public accounting firm, Land & Associates, P.C., CPAs ("Land & Associates"), and hired Hazlett, Lewis & Bieter, PLLC to serve as its principal accountant to audit the Company's financial statements for the fiscal year-ending December 31, 2000. Neither of Land & Associates' reports on the Company's financial statements for the years ended December 31, 1998 or 1999 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The change of accountants was recommended by the audit committee and approved by the Board of Directors. The Company had no disagreements with Land & Associates during any of the years ended December 31, 1998 or 1999 or during the interim period through April 20, 2000 (date of change) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that would have caused that firm to make reference to the subject disagreement if it had not been resolved to Land & Associates' satisfaction.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2001 were approximately $28,000. This figure is based on an estimate provided by our accountants, Hazlett, Lewis & Bieter, PLLC and includes fees for services that were billed to the Company in fiscal year 2002 in connection with the 2001 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2001.

     OTHER FEES. During fiscal year 2001, the Company was billed $18,245 by its principal accountant for services not described above. These "other fees" were for services including tax advice and return preparation, assistance in preparing filings with the Securities and Exchange Commission and internal audit services.

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Company's principal accountants.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of Shareholders must be received by the Company no later than December 1, 2002, to be included in the 2003 proxy materials. A shareholder must notify the Company before February 1, 2003 of a proposal for the 2003 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 1, 2003, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                                  OTHER MATTERS

     The board of directors knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 22, 2002

                            GATEWAY BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 18, 2002

     The undersigned hereby appoints Robert G. Peck or Harle B. Green or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Gateway Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the main office of Gateway Bank & Trust, located at 5102 Alabama Highway, Ringgold, Georgia 30736 and at any adjournments of the annual meeting, upon the proposal described in the accompanying Notice of the annual meeting and the Proxy Statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:   To elect the nine (9) persons listed below to serve as directors of  the  Company  for  a  term  of  one  year:

              Jack Joseph Babb                       Harle B. Green
              William H. H. Clark                    Danny Ray Jackson
              Patricia Yvonne Cochran                Ernest Kresch
              Jeannette Wilson Dupree                Robert G. Peck
              James A. Gray, Sr.

[ ]  FOR all nominees listed above (except as    [ ]  WITHHOLD authority to vote
     indicated below)                                 for all nominees
                                                      listed above

INSTRUCTION:   To  withhold  authority  for  any  individual nominee, mark "FOR"
above,  and  write  the  nominee's  name  in  this space
                                                         -----------------------

-------------------------------------------------------------------------------.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If  stock  is  held  in  the  name  of more than one person, all must sign.
Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                     -------------------------------------------
                                     Signature(s) of Shareholder(s)

[LABEL]                              -------------------------------------------
                                     Name(s) of Shareholders(s)

                                     Date:                                , 2002
                                           ------------------------------
                                            (Be sure to date your Proxy)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL _________     WILL NOT __________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------